SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 16, 2004

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	0-32453	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 17, 2004, Inergy, L.P. (the “Partnership”) filed with the Securities and Exchange Commission a prospectus supplement dated December 16, 2004 to the prospectus dated October 1, 2004 included in the Partnership’s registration statement on Form S-3 (Registration No. 333-118941), as amended. The prospectus supplement was filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, in connection with the Partnership’s proposed offering of an aggregate of 3,568,139 common units representing limited partner interests in the Partnership to Kayne Anderson MLP Investment Company, Tortoise Energy Infrastructure Corporation, RCH Energy MLP Fund L.P. and RCH Energy MLP Fund-A L.P. on the terms described in the prospectus supplement.

Certain opinions relating to the proposed offering are filed as exhibits to this Current Report on Form 8-K.

In addition, the audited balance sheet of Inergy GP, LLC, the managing general partner of the Partnership, and the related note thereto are filed as an exhibit to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Other Exhibits

(c) Exhibits

Exhibit No.	Description

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the common units representing limited partner interests.

8.1	Opinion of Vinson & Elkins L.L.P. as to certain tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).

23.2	Consent of Ernst & Young LLP.

99.1	Audited Balance Sheet of Inergy GP, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	INERGY GP, LLC, Its Managing General Partner

Date: December 17, 2004	By:	/s/ Laura L. Ozenberger
Laura L. Ozenberger Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the common units representing limited partner interests.

8.1	Opinion of Vinson & Elkins L.L.P. as to certain tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).

23.2	Consent of Ernst & Young LLP.

99.1	Audited Balance Sheet of Inergy GP, LLC.